Restricted Stock Units	6 Months Ended
Jun. 30, 2023
Restricted Stock Units
Restricted Stock Units

16. Restricted Stock Units

On January 1, 2023, the Company granted 552,000 RSU’s which vest quarterly beginning January 1, 2023. On May 11, 2023, the Company granted 3,005,000 RSU’s, which vested immediately.

For the six months ended June 30, 2023, the Company recognized $1,047,756 (2022 - $84,721) in stock-based compensation expense for RSUs granted and vested.

	Number of unvested restricted stock units	Weighted average fair value per award
Balance, December 31, 2021	–	$–
Granted	4,425,062	0.16
Vested	(4,425,062)	0.16
Balance, December 31, 2022	–	–
Granted	3,557,000	0.40
Vested	(3,281,000)	0.40
Balance, June 30, 2023	276,000	0.40

The Company previously granted certain RSU’s whereby the holder has the right and option to require the Company to withhold up to one third of the RSU shares awarded to pay the cash equivalent of the market price of the shares on the date of vesting. As a result, a portion of the value of the RSU’s is recorded as a RSU obligation liability. As at June 30, 2023, the balance of the RSU obligation was $71,046.

During the six months ended June 30, 2023, the Company repurchased 3,339,340 RSU’s for $993,136, equaling the fair value of the Company’s shares at the time of repurchase and did not recognize any gain or loss on the transaction. As a result of the transaction, the Company recognized a reduction to equity of $919,789 and a reduction to the RSU obligation liability of $73,346. Outstanding notes receivable of $604,537 were settled through the RSU’s repurchased (Note 12).

As at June 30, 2023, the Company had 814,741 RSU’s (December 31, 2022 – 3,375,062) outstanding.